Exhibit 99.1

Preclinical toxicology and pharmacology for the 4-1BB/HER2 bispecific PRS-343:
A first-in-class costimulatory T cell engager
Marlon J. Hinner, Rachida-Siham Bel Aiba, Thomas Jaquin, Sven Berger, Manuela Dürr,
Corinna Schlosser, Andrea Allersdorfer, Christine Rothe, Louis A. Matis, Shane A. Olwill
Pieris Pharmaceuticals, Inc., 255 State Street, Boston, Massachusetts
AACR Annual Meeting 2017 Abstract 3673 pieris PHARMACEUTICALS Background 4-1BB (CD137) is a key costimulatory immunoreceptor and a highly promising therapeutic target in cancer. To overcome toxicity and efficacy limitations of current 4-1BB-targeting antibodies, we have developed PRS-343, a 4-1BB/HER2 bispecific based on Anticalin® technology. We have previously reported on the generation and characterization of PRS-343 with regard to preclinical proof-of-concept and basic drug-like properties (1). Here, we describe the preclinical dataset supporting initiation of a first-in-patient trial. The pharmacology of PRS-343 is investigated by ex vivo assays based on mixed culture of human PBMC and tumor cell lines. The assays are used to determine the cytokine profile of T cells costimulated by PRS-343-induced 4-1BB clustering. Using a set of immortal cancer cell lines and primary cells spanning a range of HER2 surface copy numbers, we identify the threshold required to elicit a costimulatory response, and a lower threshold below which costimulation can be reliably excluded. The risk of PRS-343-mediated, systemic 4-1BB activation and concomitant toxicity is investigated in a cytokine release assay and in a mouse toxicology model of human PBMC-induced xenograft-vs-host disease (xGvHD). HER2-mediated toxicity is studied in a GLP-compliant, repeat-dose toxicology study in cynomolgus monkeys.
The combined dataset provides an overview on the pharmacology, mode of action and safety profile of PRS-343.
Concept: tumor-specific and tumor-localized costimulatory activation of T cells
Figure 1. Concept of costimulatory T cell engagement by PRS-343: Within a patient´s tumor, tumor-specific T cells are bridged with tumor cells by the costimulatory bispecific PRS-343 which simultaneously binds the tumor target HER2 and the immune receptor 4-1BB. The resulting clustering of 4-1BB provides a local co-activatory signal to the T cell, further enhancing its T cell receptor (TCR)-mediated activity and leading to tumor destruction. Toxic side effects are expected to be manageable, as PRS-343 does not induce clustering and activation of 4-1BB in the absence of target-positive cells, and healthy tissue is spared by tumor-costimulated T cells due to the absence of a primary, TCR-mediated signal.
Tumor cell T cell costimulation in tumor
Costimulatory bispecific Tumor target HER2 MHC- peptide T cell receptor Clustering Costimulatory receptor 4-1BB Tumor-specific T Cell Signal 2 Signal 1 Activation PRS-343 design, target binding and activity in reporter and T cell costimulation assay A Anti-4-1bb Anticalin TM=74C (DSC) KD= 2.3nM (SPR) EC50 (FACS) = 5.9nM B PRS-343 Design a-HER2 a-4-1BB Ac PRS-343 C PRS-343 Design (DNA) Heavy rain VH anti-HER2 (transtuzumab) CH1 IgG4 S228P FALA CH2 CH3 linker Anticalin anti-4-1BB Light chain VL anti-HER2 (trastuzumab) CL kappa D HER2 ELISA RFU trastuzumab PRS-343 50000 40000 30000 20000 10000 0 0.001 0.01 0.1 1 10 100 1000 conc [nM] E 4-1BB ELISA CD137-specific Anticalin PRS-343 25000 20000 15000 10000 5000 0 0.001 0.01 0.1 1 10 100 1000 conc [nM] F Dual binding ELISA 30000 20000 10000 0 0.001 0.01 0.1 1 10 100 1000 conc [nM] G Cross-reactivity ELISA PRS-343 / human 4-1BB PRS-343 / cyno 4-1BB RFU (normalized) 1.0 0.5 0.0 0.01 0.1 1 10 100 1000 conc [nM] H SPR Affinity target sample kon [M-1s-1] koff [s-1] KD [nM] HER2 HER2 4-1BB 4-1BB (high conc) 4-1BB PRS-343 trastuzumab PRS-343 PRS-343 4-1BB specific anticalin 3.1E+05 4.6E+05 1.9E+04 2.2E+04 (avidity) 3.9E+04 9.3E-05 9.4E-05 9.6E-05 3.3E-05 (avidity) 7.3E-05 0.30 0.20 5.03 1.51 (avidity) 1.87 I Reporte Assay 5000 4000 3000 2000 1000 0 10-6 10-4 0.01 0.1 1 10 100 1000 conc [nM] J T cell costimulation IL-2[pg/mL] 2000 1500 1000 500 0 0.001 0.01 0.1 1 10 conc [nM] Figure 2. PRS-343 Design, target binding and cell-based activity. (A) 4-1BB binding Anticalin. (B,C) Design. (D) HER2 ELISA shows similar potency of PRS-343 compared to trastuzumab. (E) 4-1BB ELISA shows similar potency of PRS-343 compared to 4-1BB-specific Anticalin. (F) Dual binding: 4-1BB/HER2 bispecifics are capable of binding both targets at the same time according to Sandwich ELISA. (G) Cross-reactivity: PRS-343 displays reduced cross-reactivity to 4-1BB from cynomolgus monkey. (H) On-rate, off-rate and KD of binding to targets HER2 and 4-1BB for PRS-343 and reference molecules trastuzumab and 4-1BB specific Anticalin. 4-1BB binding affinity was determined using different target coating concentrations minimizing or favoring avidity effects, respectively. (I) PRS-343 induces 4-1BB clustering and downstream signaling in a Jurkat Nf-kB reporter cell line in the presence of HER2-positive NCI-N87 cells with a potency of 50pM. (J) PRS-343 induces IL-2 production in a costimulatory T cell activation assay in the presence of HER2-positive SKBR-3 cells, with a potency of 35pM. In both types of cell-based assays, the response is bell-shaped as expected for ternary complex formation between PRS-343 and target cells (2). PRS-343-costimulated T cells express IL-2, GM-CSF, IFNg and TNFa T cells were co-incubated with HER2high NCI-N87 cells and PRS-343. Supernatant concentrations were determined for a panel of cytokines Cytokines prominently induced by PRS-343-mediated costimulation were GM-CSF, IL-2, IFNg and TNFa These cytokines may serve as pharmacodynamic biomarkers in clinical studies GM-CSF IL-2 IFN-g GM-CSF [pg/mL] 6000 4000 2000 0 0.01 0.1 1 10 100 1000 PRS-343 [nM] IL-2 [pg/ml] 6000 4000 2000 0 0.01 0.1 1 10 100 1000 PRS-343 [nM] IFN-g 150000 100000 50000 0 0.01 0.1 1 10 100 1000 PRS-343 [nM] TNF-a TNF-alpha [pg/mL] 2500 2000 1500 1000 500 0 0.01 0.1 1 10 100 1000 PRS - 343[nM] IL-4 IL-4 [pg/mL] 80 60 40 20 0 0.01 0.1 1 10 100 1000 PRS-343 [nM] IL-6 IL-6 [pg/mL] 300 200 100 0 0.01 0.1 1 10 100 1000 PRS-343 [nM] IL-8 IL-8 [pg/mL] 6000 4000 2000 0 0.01 0.1 1 10 100 1000 PRS - 343[nM] Il-10 Il-10 [pg/mL] 600 400 200 0 0.01 0.1 1 10 100 1000 PRS-343 [nM] IL-1b IL-1b [pg/mL] 300 200 100 0 0.01 0.1 1 10 100 1000 PRS-343 [nM] Figure 3. Cytokines induced by human T cells co-stimulated by PRS-343 in the presence of HER2-positive NCI-N87 cells in a T cell co-stimulation assay. Cytokine levels in the culture supernatants were measured by an electrochemiluminescence (ECL) immunoassay. PRS-343-induced cytokine release in the absence of T cell receptor stimulation is negligible A cytokine release assay (3) was performed in the absence of T cell receptor (TCR) stimulation and presenting PRS-343 to PBMC in solution, wet-coated and air-dried PRS-343 shows negligible cytokine induction activity compared to the positive anti-CD3 control OKT3 independent of presentation strategy The data confirms that 4-1BB is a costimulatory receptor that requires a primary TCR signal; the risk of systemic cytokine release syndrome in clinical studies appears low GM-CSF GM-CSF [pg/mL] 100000 10000 1000 100 10 1 0.1 0.01 Air-dried Coating Solution Wet Coating IFN-g IFN-g [pg/ml] 100000 10000 1000 100 10 1 0.1 0.01 Air-dried Coating Solution Wet Coating IL-4 IL-4 [pg-mL] 100000 10000 1000 100 10 1 0.1 0.01 Air-dried Coating Solution Wet Coating IL-8 IL-8 [pg/mL] 100000 10000 1000 100 10 1 0.1 0.01 Air-dried Coating Solution Wet Coating IL-2 IL-2 [pg/mL] 100000 10000 1000 100 10 1 0.1 0.01 Air-dried Coating Solution Wet Coating TNF-a TNF-a [pg/mL] 100000 10000 1000 100 10 1 0.1 0.01 Air-dried Coating Solution Wet Coating IL-6 IL-6 [pg/mL] 100000 10000 1000 100 10 1 0.1 0.01
Air-dried Coating Solution Wet Coating
IL-10 IL-10 [pg/mL] 100000 10000 1000 100 10 1 0.1 0.01 Air-dried Coating Solution Wet Coating hlgG4 1µg/mL OKT 3 0.1 µg/mL OKT3 1 µg/mL OKT3 10 µg/mL PRS-343 0.1 µg/mL PRS-343 1 µg/mL PRS-343 10 µg/mL PRS-343 100 µg/mL Figure 4. Cytokine release assay with PRS-343. PBMC were isolated from the blood of twelve healthy donors and incubated for 72 hours with PRS-343 either air dried, in soluble form, or wet coated. Four concentrations of PRS-343 in a volume of 50µl were tested in each setting as indicated in the figure. The anti-CD3 monoclonal antibody OKT3 at three different concentrations served as the positive control, and an IgG4 isotype antibody was the negative control. Supernatant levels of ten cytokines (IL-1β, IL-2, IL-4, IL-6, IL-8, IL-10, IL-12p70, GM-CSF, IFN-γ and TNF-α) were analyzed. The figure shows the average response for the ten donors that displayed a significant response to OKT3, and for a selection of the most relevant cytokines. PRS-343-mediated T cell costimulation requires supraphysiological HER2 levels The costimulatory T cell activation assay was performed for a series of tumor cell lines and primary cells covering a wide range of HER2 positivity An anti-4-1BB benchmark mAb was used as a positive control Response specificity was controlled by competition with an excess of trastuzumab The series of experiments shows
(i) reliable costimulation above HER2 levels corresponding to 14% of SKBR-3 (HER2 2+)
(ii) no costimulation in the physiological HER2 expression range (<2% of SKBR-3)
(iii) variable donor-dependent results in the intermediate range (2%-11%)
Costimulatory activity was observed in SUM225 and JIMT-1 cell lines described as resistant to conventional HER2-targeted therapy (4-6) A Co-stimulatory T cell activation IL-2 [pg/mL] SKBR-3 (HER2high) 10000 8000 6000 4000 2000 0 0.001 0.01 0.1 1 10 100 PRS-343 [nM] +anti- HER2 PRS-343 25nM PRS-343 10nM isotype 25nM trastuzumab 25nM vehicle PRS-343 + tras. anti-4-1BB mAb 25 nM IL-2 [pg/mL] MDA-MB-231 (HER2low) 10000 8000 6000 4000 2000 0.001 0.01 0.1 1 10 100 PRS-343 [nM] PRS-343 25nM PRS-343 10nM isotype 25nM trastuzumab 25nM vehicle PRS-343 + tras. anti-4-1BB mAb 25 nM ns ns B HER2 surface expression dependency Tumor cell lines Primary cells Best response (statistical significance) *** ** * ns NCI-N87 SKBR-3 SUM225 SK-OV-3 JIMT-1 ZR-75-1 MKN-7 LoVo MCF-7 MKN-45 HAT-29 A549 BxPC-3 A431 MDA-MB-231 *** ** * ns HUVEC HBSMC HAoSMC HPF HCF NHEK HCM HDMEC
Normalized HER2 surface expression level (log scale)
100 10 1 0.1 0.01
NCI-N87 SKBR-3 SUM225 SK-OV-3 JIMT-1 ZR-75-7 MKN-7 LoVo MCF-7 MKN-45 HAT-29 A549 BxPC-3 A431 MDA-MB-231
100 10 1 0.1 0.01
HUVEC HBSMC HAoSMC HPF HCF NHEK HCM HDMEC
Figure 5. PRS-343 costimulation dependence on target cell HER2 level. Tumor or primary cells of different HER2 positivity were subjected to a T cell costimulatory activation assay using IL-2 supernatant levels as the readout. Experiments for each cell line were performed with at least two different donors. (A) Exemplar results. PRS-343 at various concentrations, target cells and healthy donor T cells were co-incubated in the presence of coated anti-CD3 antibody. Negative controls used were IgG4 isotype, trastuzumab or vehicle. Anti-4-1BB benchmark mAb was the positive control. The experiment was performed also in the presence of an excess of trastuzumab to inhibit the binding of PRS-343 to the SKBR3 cells. (B) Top: The best statistical significance obtained for any donor vs. control levels is reported for tumor cell lines and primary cells (p<0.001 (***), p<0.01 (**) or p<0.05 (*). Values of p>0.05 were considered not statistically significant (ns)). Bottom: relative cell surface HER2 levels (normalized against SKBR3 expression levels) are plotted for each tumor cell line and primary cell type on a logarithmic scale.
PRS-343 leads to TGI and tumor-localized increase in hCD45(+) cells in tumor in humanized mice
Immuno-compromised mice engrafted with HER2-positive tumor cells (SK-OV-3) were injected with human PBMC and treated over 3 weeks with PRS-343 at four dose levels
Control molecules were IgG4 isotype, an anti-4-1BB benchmark antibody and trastuzumab with an IgG4 backbone (Tras-IgG4)
Tumor IHC staining for human CD45 shows a dose-dependent increase in the frequency of human TIL for PRS-343 vs controls, suggesting tumor-localized T cell activation
PRS-343 showed dose-dependent tumor growth inhibition (TGI) comparable to Tras-IgG4, indicating that TGI is dominated by HER2 antagonism in this model
A Tumor growth (Median)
Avg tumor volume [mm3]
300 250 200 150 100 50 0 4 7 11 14 18 20
Days after start of treatment no PBMC PBMC only Anti-CD137 100µg Isotype ctrl 100µg PRS-343 4ug PRS-343 20µg Tras-IgG4 80µg PRS-343 100µg RPS-343 100µg
Incomplete group due to mortality
B TIL frequency (hCD45) by IHC
DAB-positive area of anti-hcD45 [%]
40 35 30 25 20 15 10 5 0
PBMC only no PBMC Isotype ctrl 200µg PRS-343 100µg PRS-343 20µg PRS-343 4µg PRS-343 80µg Tras-IgG4 100µg anti-CD137
Tras-IgG4 80µg IHC PRS-343 100µg IHC
Figure 6. PRS-343 activity in NOG mice engrafted with HER2-positive SK-OV-3 cell line and human PBMC. (A) Median of tumor growth. (B) Frequency of CD45+ cells determined by immunohistochemistry of tumors after study end. Examples for sections of formalin-fixed and paraffin-embedded tumors stained for human CD45 are provided on the right. See reference (1) for further experimental details.
Humanized Mouse Toxicology: PRS-343 avoids systemic 4-1BB activation in contrast to benchmark
Immuno-compromised, tumor-free mice were injected with human PBMC and treated over 3 weeks with PRS-343 or controls (IgG4 isotype or anti-4-1BB benchmark mAb)
PRS-343 showed unchanged dynamics of xenograft-versus-host disease compared to isotype control, while anti-4-1BB benchmark significantly accelerated mortality
The results support a potentially improved safety profile of PRS-343 over benchmark by lack of systemic activation and concomitant toxicity A Survival Percent survival 100 50 0 100µg PRS-343 100µg anti-4-1BB mAb 100µ lgG4 isotype ctrl 0 10 20 30 40 treatment Days after start of treatment B Body weight changes Relative Body Weight [%] 115 110 105 100 95 90 85 80 100µg PRS-343 100µg anti-4-1BB mAb 100µ lgG4 isotype ctrl 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 36 38 treatment Days after start of treatment Figure 7. Immuno-compromised female NOG mice were engrafted with 7 × 106 fresh human PBMC, followed by weekly i.p. treatment with PRS-343, a 4-1BB benchmark agonist or isotype control at 100 µg/dose (i.p.) for 3 weeks. Mice (n=15 per group) remained on the study until spontaneous death or if ethical sacrifice was required. (A) Survival plot. (B) Relative median body weight of surviving animals. PRS-343 is Well Tolerated in Repeat-Dose Cynomolgus Monkey Toxicology Study The safety of PRS-343 was investigated in a GLP-compliant cynomolgus monkey study PRS-343 was given in weekly doses of 0, 10 and 120mg/kg over 4 weeks as an intravenous infusion of 120 min duration (see Table 1 for study design) Delayed onset or reversibility of toxicity was studied in recovery groups (0 and 120 mg/kg) PRS-343 was well tolerated at both doses tested, with no significant findings TK analysis demonstrated full, dose-proportional exposure at both dose levels, with a terminal half-life of 5-6 days Table 1. Study Design. Number of Animals Group Dose Level Toxicity Recovery Group Description (mg/kg/week) Male Female Male Female 1 Control 0 3 3 2 2 2 Low 10 3 3 - - 3 High 120 3 3 2 2 Conclusion PRS-343 is a 4-1BB/HER2 bispecific based on the genetic fusion of a high- affinity 4-1BB-binding Anticalin and modified trastuzumab The presented preclinical pharmacology and toxicology studies confirm previous results (1) and support that PRS-343 elicits its costimulatory effects strictly on T cells also receiving a primary TCR signal and strictly localized to HER2-positive tumors: PRS-343-mediated 4-1BB activation requires supraphysiological HER2 levels PRS-343 costimulation leads to increased production of multiple pro- inflammatory cytokines associated with anti-tumor immune response The risk of systemic 4-1BB activation is low based on negligible cytokine release in the absence of primary T cell receptor stimulation This is supported by a humanized mouse toxicology study, where PRS- 343 avoids the systemic peripheral activation of CD8+ T cells observed with a benchmark 4-1BB antibody A GLP-compliant cynomolgus monkey toxicology study demonstrates that the benign toxicity profile of trastuzumab is retained in PRS-343 with regard to HER2 targeting The reported data support evaluation of PRS-343 in a Phase 1 study in patients with HER2-positive advanced or metastatic solid tumors. References: (1) Cancer Immunol Res 2016;4(11 Suppl):Abstract nr B016. (2) J Am Chem Soc 2013; 135, 6092-6099. (3) J Immunol
2007; 179, 3325-3331. (4) Mol Cancer Ther 2010; 9, 1489-1502. (5) Oncogene 2007; 26, 7163-7169. (6) Mol Canc Ther 2004; 3,
1585-1592. Parts of images on this poster based on material from Servier Medical Art under a Creative Commons Attribution 3.0 unported license.